SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14(A) INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                         Ameritrans Capital Corporations
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement
                          if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-b(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:
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     (2)  Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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     (4)  Proposed maximum aggregate value of transaction:
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     (5)  Total fee paid:
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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:
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     (2)  Form, Schedule or Registration Statement No.:
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     (3)  Filing party:
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     (4)  Date filed:
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



                           PRELIMINARY PROXY MATERIAL

                       AMERITRANS CAPITAL CORPORATION
                           747 THIRD AVENUE, 4TH FLOOR
                               NEW YORK, NY 10017

                    Notice of Annual Meeting of Shareholders
                         To Be Held on January 31, 2001

To the Shareholders:

     The Annual Meeting of Shareholders of Ameritrans Capital Corporation (the "Company") will be held at the offices of Stursberg & Veith, 405 Lexington Avenue, Suite 4949, New York, New York, on January 31, 2001 at 10:30 a.m. to consider and act upon the following matters:

1. To elect ten directors to serve until the next Annual Meeting and until their successors are chosen and qualified.

2. To ratify and approve the selection by the Board of Directors of Marcum & Kliegman, LLP as the Company's independent public accountants for the fiscal year ended June 30, 2001.

3. To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on December 19, 2000 will be entitled to notice of and to vote at the meeting. The stock transfer books of the Company will remain open.

          All shareholders are cordially invited to attend the meeting.

                                              By Order of the Board of Directors


                                              MARGARET CHANCE, Secretary
December 27, 2000

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

                           PRELIMINARY PROXY MATERIAL

                       AMERITRANS CAPITAL CORPORATION
                           747 THIRD AVENUE, 4TH FLOOR
                            NEW YORK, NEW YORK 10017

                               Proxy Statement for
                         Annual Meeting of Shareholders
                                January 31, 2001

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ameritrans Capital Corporation (the "Company") for use at the Annual Meeting of Shareholders to be held on January 31, 2001 and at any adjournment of that meeting. In considering whether or not to have an adjournment, management will consider what is in the best interest of the shareholders. All proxies will be voted as marked. Proxies marked as abstaining (including proxies containing broker non-votes) on any matters to be acted upon by shareholders will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters. Any proxy may be revoked by a shareholder at any time before it is exercised by written or oral request to Margaret Chance, Secretary of the Company. The date of mailing of this Proxy Statement is expected to be on or about December 27, 2000.

     The Board of Directors has fixed December 19, 2000 as the record date for the determination of shareholders entitled to vote at the Annual Meeting. At the close of business on December 19, 2000, there were outstanding and entitled to vote 1,745,600 outstanding shares of common stock, par value $.0001 (the "Common Stock"), of the Company. Each share is entitled to one vote.

     The following table sets forth information concerning ownership of the Company's Common Stock as of December 1, 2000, by each person known by the Company to be the beneficial owner of more than five percent (5%) of the Common Stock.

                                     Common Stock             Percent of
Name and Address                    Beneficially Owned  Common Stock Outstanding
----------------                    ------------------  ------------------------
Gary C. Granoff                         325,387(1)             18.69%
c/o Ameritrans Capital
Corporation
747 Third Avenue, 4th Floor
New York, New York

Dan M. Granoff, M.D                     155,979(2)              8.9%
1085 Creston Road
Berkeley, California

Paul D. Granoff, M.D                    143,179(3)              8.2%
132 North Buckingham Drive
Aurora, Illinois

---------------------------
(1) See Footnote 1 on page 7.

(2) See Footnote 9 on page 7.

(3) See Footnote 10 on page 7.

                                    Common Stock             Percent of
Name and Address                    Beneficially Owned  Common Stock Outstanding
----------------                    ------------------  ------------------------
Steven Etra                             133,016(4)              7.2%
Heather Hill
Brookville, New York

     Except as otherwise indicated above, the persons listed in the above table have sole voting and investment power with respect to their respective shares.

     All of the persons listed above, for as long as they continue to hold five percent or more of the Company's outstanding Common Stock, will be deemed "affiliated persons" of the Company, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     The affirmative vote of the holders of a majority of the Common Stock present or represented at the meeting is required for the election of directors. The persons named in the proxy will vote, as permitted by the By-Laws of the Company, to elect as directors the ten nominees named below, unless authority to vote for the election of directors is withheld by marking the proxy to that effect or the proxy is marked with the names of directors as to whom authority to vote is withheld. The proxy may not be voted for more than ten directors. All of the ten nominees are presently directors of the Company.

     Each director will be elected to hold office until the next annual meeting of shareholders and until his or her successor is elected and qualified. If a nominee becomes unavailable, the person acting under the proxy may vote the proxy for the election of a substitute. It is not presently contemplated that any of the nominees will be unavailable.

     The following sets forth the name of each nominee and the positions and offices held by him or her, his or her age, the date on which he or she became a director of the Company, his or her principal occupation and business experience for the last five years and the names of other publicly-held companies in which he or she serves as a director:

Officer and Director Biographies

     Gary C. Granoff, age 52, has been President and a director of Ameritrans since its formation and of Elk Associates Funding Corporation ("Elk"), a subsidiary since its formation in July 1979 and Chairman of Elk's board of directors since December 1995. Mr. Granoff has been a practicing attorney for the past 26 years and is presently an

----------------------------
(4) See Footnote 6 on page 7.

officer and stockholder in the law firm of Granoff, Walker & Forlenza, P.C. Mr. Granoff is a member of the bar of the State of New York and the State of Florida and is admitted to the United States District Court of the Southern District of New York. Mr. Granoff is also President and the sole stockholder of GCG Associates, Inc. ("GCG"), Elk's former investment adviser. He has served as President and the sole stockholder of Seacrest Associates, Inc., a hotel operator, since August 1994. Mr. Granoff has also been President and a director since June 1996 of Gemini Capital Corporation ("Gemini"), a company primarily engaged in the business of making consumer loans. In February 1998, Mr. Granoff was elected to and is presently serving as a trustee on the Board of Trustees of The George Washington University. Mr. Granoff holds a Bachelor of Business Administration degree in Accounting and a Juris Doctor degree (with honors) from The George Washington University.

     Ellen M. Walker, age 45, has been a Vice President, General Counsel and a director of Ameritrans since its formation and a Vice President and General Counsel of Elk since July 1983. She was a director of Elk from July 1983 to August 1994, and has been a director of Elk since 1995. Ms. Walker has been a practicing attorney for more than seventeen years and she is presently an officer and stockholder in the law firm of Granoff, Walker & Forlenza, P.C. Ms. Walker is a member of the Bar of the State of New York and she is admitted to the United States District Court of the Southern District of New York. Since August 1983 Ms. Walker has been Vice President of GCG. Ms. Walker has been a director, Vice President and General Counsel of Gemini since June 1996. Ms. Walker received a Bachelor of Arts degree from Queens College and obtained her Juris Doctor degree with honors from Brooklyn Law School.

     Lee A. Forlenza, age 43, has been a Vice President and a director of Ameritrans since its formation, a Vice President of Elk since March 1992, and a director of Elk since January 1995. Mr. Forlenza has been a practicing attorney since February 1983 and is presently an officer and stockholder in the law firm of Granoff, Walker & Forlenza, P.C. Since March 1992 Mr. Forlenza has been an investment analyst for GCG. Mr. Forlenza has also been Vice President, Secretary and a director of Gemini since June 1996. Mr. Forlenza was Vice President of True Type Printing, Inc. from 1976-1995 and has been President since May 1995. From 1983 through 1986 Mr. Forlenza was an attorney with the SBA. Mr. Forlenza graduated Phi Beta Kappa from New York University and obtained his Juris Doctor degree from Fordham University School of Law.

     Steven Etra, age 51, has been a Vice President and a director of Ameritrans since its inception, a Vice President of Elk since January 1999, and a director of Elk since November 1995. Mr. Etra has been Sales Manager since 1975 of Manufacturers Corrugated Box Company, a company owned by Mr. Etra's family for more than seventy-five years. Mr. Etra has also been a director of Gemini since June 1996. Mr. Etra has extensive business experience in investing in emerging companies.

     Marvin Sabesan, age 71, has been a director of Ameritrans since its inception and a director of Elk since July 1982. Mr. Sabesan has been employed by Pearl River Textiles, Inc. as an executive since 1990. He was an Executive Vice President of N.O.L. Inc., a lingerie company, from 1988 to 1990. Mr. Sabesan was an Executive Vice President of A.J. Schneierson & Son, a clothing manufacturer from 1971 to 1987.

     Paul Creditor, age 64, has been a director of Ameritrans since its inception and a director of Elk since November 1995. Mr. Creditor has been a practicing attorney since 1961, engaging in the general practice of law and specializing in corporate law. From 1974 through 1979 he served as an elected Judge in Suffolk County, New York. He also served as counsel to the New York State Constitutional Convention and various State Agencies and Commissions.

     Allen Kaplan, age 50, has been a director of Ameritrans since its inception and a director of Elk since November 1995. Mr. Kaplan has been since November 1986, Vice President and Chief Operating Officer of Team Systems, Inc., a company which manages and operates more than 200 New York City medallion taxis. Mr. Kaplan is currently Vice President of the Metropolitan Taxicab Board of Trade, a trade association consisting of 22 member fleets representing 1,200 New York City medallions.

     John L. Acierno, age 42, has been a director of Ameritrans since its inception and a director of Elk since October 1997. Mr. Acierno has served as president of Executive Charge Inc. and its affiliated companies for the last ten years. During that time, Executive Charge Inc. has become the largest executive sedan operation in the United States with over 1,300 vehicles servicing the greater New York Metropolitan area. His background includes practicing law as a labor attorney for Proskauer Rose and serving as counsel for R.H. Macy & Co. Mr. Acierno was founder and immediate past president for the last six years of the Black Car Assistance Corporation, the organization which serves as the New York black car industry association. He was named International Taxicab and Limousine Association Premium Service Operator of the Year for 1996. Mr. Acierno graduated Phi Beta Kappa from Tufts University, and Cum Laude from Cornell Law School.

     John R. Laird, age 58, has been a director of Ameritrans and of Elk since January 1999. Mr. Laird has been a private investor since 1994, when he retired from Shearson Lehman Brothers Inc. ("Shearson"). Mr. Laird served as President and Chief Executive Officer of the Shearson Lehman Brothers Division of Shearson and as a member of the Shearson Executive Committee from 1992 to 1994. Mr. Laird was also Chairman and Chief Executive Officer of The Boston Company, a subsidiary of Shearson, from 1990 until its sale by Shearson in 1993. From 1977 to 1989 Mr. Laird was employed by American Express in various capacities including Senior Vice President and Treasurer. He also is and has been a member of boards of various cultural and philanthropic organizations, including but not limited to, the Corporate Advisory Committee of the Boston Museum of Fine Arts and the Board of Overseers for the Boston Symphony Orchestra. Mr. Laird received a B.S. in finance and an M.B.A. from Syracuse University and attended the Advanced Management Program at Harvard Business School.

     Howard F. Sommer, age 60, has been a director of Ameritrans and of Elk since January 1999. Mr. Sommer has been President and Chief Executive Officer of New York Community Investment Company L.L.C., an equity investment fund providing long-term capital to small businesses throughout the State of New York, since 1995. Mr. Sommer was President of Fundex Capital Corporation from 1978 to 1995, President of U.S. Capital Corporation from 1973 to 1995, worked in management consulting from 1971 to 1973 and held various positions at IBM and Xerox Corporations from 1962 to 1971. Mr. Sommer was also a member of the Board of Directors for the National Association of Small Business Investment Companies, serving on its executive committee from 1989 to 1993 and as Chairman of the Board in 1994. He received a B.S. in electrical engineering from City College of New York and attended the Graduate School of Business at New York University.

     The following is information regarding additional officers of the Company:

     Silvia Maria Mullens, age 49, has been a Vice President of Ameritrans since its inception, a Vice President of Elk since 1996, and the Loan Administrator of Elk since February 1994. Prior to joining Elk, she was the Legal Coordinator for Castle Oil Corporation from September 1991 through June 1993 and from June 1993 through January 1994, a legal assistant specializing in foreclosures in the law firm of Greenberg & Posner. Ms. Mullens received a B.A. from Fordham University and an M.B.A. from The Leonard Stern School of Business Administration of New York University.

     Margaret Chance, age 46, has been Secretary of Ameritrans since its inception and Secretary of Elk and involved in loan administration since November 1980. Ms. Chance is the office manager of Granoff, Walker & Forlenza, P.C. and has served as the Secretary of GCG, since January 1982. Ms. Chance holds a paralegal certificate.

Security Ownership of Principal Stockholders and Management

     The following table sets forth certain information as to those persons who, to the knowledge of Ameritrans, owned 5% or more of the outstanding Common Stock of Ameritrans as of December 1, 2000, and as to the officers and directors of Ameritrans as a group:

                                NUMBER OF SHARES OF    PERCENTAGE OF OUTSTANDING
NAME                            COMMON STOCK OWNED     COMMON STOCK
----                            -------------------    -------------------------
*Gary C. Granoff                     325,387(1)             18.96%

*Ellen M. Walker                      57,374(2)               3.1%

*Lee A. Forlenza                      49,115(3)               2.8%

*Steven Etra                         133,016(4)               7.2%

Marvin Sabesan                        84,417(5)               4.3%
c/o  Pearl River Textiles, Inc.
990 Sixth Avenue
New York, NY

Paul Creditor                          7,556(6)                 **
747 Third Avenue, Ste. 4C
New York, NY

Allen Kaplan                          10,556(7)                 **
c/o  Executive Charge, Inc.
1440 39th Street
Brooklyn, NY

John L. Acierno                        5,556(8)                 **
c/o  Executive Charge, Inc.
1440 39th Street
Brooklyn, NY

John R. Laird                          5,656                    **
481 Canoe Hill Road
New Canaan, CT

Howard F. Sommer                       5,556                    **
c/o  New York Community
Investment Co., LLC
120 Broadway
New York, NY

Dan M. Granoff                       155,979(9)                 8.9%
Children's Hospital
Oakland Research Institute
747 52nd Street
Oakland, CA

Paul D. Granoff                      143,179(10)                8.2%
c/o  Rush-Copley Medical Center
1900 Ogden Avenue
Aurora, IL  60504

All Officers and Directors as a      706,188(11)              40.45%
group (10 persons)

----------
* Gary C. Granoff, Ellen M. Walker, Lee A. Forlenza, and Steven Etra are each "interested persons" with respect to Ameritrans and Elk, as such term is defined in the 1940 Act.

**   Less than 1%.

1. Excludes (i) 25,933 shares owned directly or indirectly by Mr. Granoff's wife, as to which he disclaims beneficial ownership. Includes (i) 10,900 shares owned by the Granoff Family Foundation, a charitable foundation of which Mr. Granoff and his father, mother, and brother, Dan M. Granoff, are trustees; (ii) 261 shares held by GCG Associates Inc., a corporation owned by Mr. Granoff; (iii) 77,084 shares owned by Dapary Management Corp., a corporation controlled by Mr. Granoff; (iv) 3,000 shares owned by J&H Associates Ltd. PTS., a partnership whose general partner is GCG Associates Inc., a corporation controlled by Mr. Granoff; and (v) 30,000 shares issuable upon the exercise of five-year options issued under the 1999 Employee Plan.

2. Includes (i) 200 shares held by Ms. Walker as custodian for her son; (ii) 22,800 shares held by various trusts of which Ms. Walker is a trustee and as to which she disclaims beneficial ownership (Mr. Granoff retains a reversionary interest in 21,000 of such shares), and (iii) 20,000 shares issuable upon the exercise of ten-year options issued under the 1999 Employee Plan.

3. Includes 17,500 shares issuable upon the exercise of ten-year options issued to under the 1999 Employee Plan.

4.   Includes (i) 29,022 shares held by Mr. Etra and his wife as joint  tenants;
     (ii) 27,000 shares held by Mr. Etra's wife; (iii) 1,500 shares held by Mr. Etra's son; (iv) 10,000 shares held by SRK Associates LLC, a limited liability company controlled by Mr. Etra, (v) 10,000 shares held by Lance's Property Development Corp. Pension Plan, of which Mr. Etra is a trustee and
     (vi) 17,500 shares issuable upon the exercise of ten-year options issued under the 1999 Employee Plan.

5. Includes 21,387 shares held by Mr. Sabesan and his wife as joint tenants and 28,551 shares held by his wife. Mr. Sabesan disclaims beneficial ownership of the 28,551 shares held by his wife. Also includes 5,556 shares issuable upon the exercise of ten-year options issued under the Director Plan.

6. Includes 5,556 shares issuable upon exercise of ten year options issued under the Director Plan.

7. Includes 5,556 shares issuable upon exercise of ten year options issued under the Director Plan.

8. Includes 5,556 shares issuable upon exercise of ten year options issued under the Director Plan.

9. Includes (i) 10,900 shares owned by a charitable foundation, of which N. Henry Granoff, his wife, Jeannette Granoff, Gary C. Granoff and Dr. Dan M. Granoff are the trustees, and (ii) 2,800 shares held in an IRA Rollover Account for the benefit of Dr. Granoff.

10. Includes 40,049 shares held by Dr. Paul Granoff directly, 77,630 held by Granoff Family Partners Ltd., of which Dr. Granoff is a general partner, and 25,500 shares held by the Granoff Pediatric Associates Profit Sharing Plan. Excludes 14,127 shares held by Dr. Granoff's wife, of which shares he disclaims beneficial ownership.

11. Includes 100,000 shares issuable upon the exercise of 30,000 five-year and 70,000 ten-year options issued under the 1999 Employee Plan and 22,224 shares issuable upon the exercise of ten-year options issued under the Director Plan.

     Except pursuant to applicable community property laws or as described above, each person listed in the table above has sole voting and investment power, and is both the owner of record and the beneficial owner of his or her respective shares.

Compliance with Section 16(a) of the 1934 Act

     Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's officers and directors, and persons who own more than ten (10%) percent of the Company's Common Stock, to file initial reports of beneficial ownership and changes in beneficial ownership with the Commission and to furnish the Company with copies of all reports filed.

     Based solely on a review of the forms furnished to the Company, or written representations from certain reporting persons, the Company believes that all persons who were subject to Section 16(a) in 2000 complied with the filing requirements.

Management

Directors and Executive Officers

     The following table sets forth certain information concerning the directors and executive officers of the Company:

Name                                   Address                                             Position
----                                   -------                                             --------
Gary C. Granoff(1)(2)                  c/o Ameritrans Capital                              President and Chairman of
                                       Corporation                                         Board of Directors
                                       747 Third Avenue
                                       New York, New York

Ellen M. Walker(1)(2)                  c/o Ameritrans Capital                              Vice President, General
                                       Corporation                                         Counsel and Director
                                       747 Third Avenue
                                       New York, New York

Lee A. Forlenza(1)(2)                  c/o Ameritrans Capital                              Vice President and
                                       Corporation                                         Director
                                       747 Third Avenue
                                       New York, New York

Margaret Chance(2)                     c/o Ameritrans Capital                              Secretary
                                       Corporation
                                       747 Third Avenue
                                       New York, New York

Silvia Mullens (2)                     c/o Ameritrans Capital                              Vice President
                                       Corporation
                                       747 Third Avenue
                                       New York, New York

Marvin Sabesan                         c/o Pearl River Textiles, Inc.                      Director
                                       990 Sixth Avenue
                                       New York, New York

Steven Etra                            55-25 58th Street                                   Director
                                       Maspeth, New York

Paul Creditor                          747 Third Avenue, Ste. 4C                           Director
                                       New York, New York

Allen Kaplan                           c/o Team Systems                                    Director
                                       30-17 40th Avenue
                                       Long Island City, New York

John L. Acierno                        c/o Executive Charge, Inc.                          Director
                                       1440 39th Street
                                       Brooklyn, New York

-----------------
(1) Ellen M. Walker, Gary C. Granoff and Lee A. Forlenza are officers and shareholders in the law firm of Granoff, Walker & Forlenza, P.C.

(2) Mr. Gary C. Granoff, Ms. Ellen M. Walker, Mr. Lee A. Forlenza, Ms. Margaret Chance and Ms. Silvia Mullens are each "interested persons" with respect to the Company, as such term is defined in the 1940 Act.

Committees of the Board and Meeting Attendance

     Ameritrans has a standing Audit Committee and a standing 1999 Employee Plan Committee.

     The Audit Committee is comprised of Paul Creditor, John Acierno and Howard Sommer. The function of the Audit Committee is to review our internal accounting control procedures, review our consolidated financial statements and review with the independent public accountants the results of their audit.

     The 1999 Employee Plan Committee administers our 1999 Employee Plan.

     The Board of Directors held four (4) formal meetings during fiscal 2000. At least 75% of the Company's directors attended each of the meetings of the Board.

Executive Compensation

     The following table sets forth all remuneration for services rendered to the Company to (i) each of the executive officers and (ii) all executive officers as a group during the fiscal year ended June 30, 2000. No non-employee director received compensation in excess of $60,000 during that period.

NAME AND PRINCIPAL POSITION                             CASH COMPENSATION(1)                 SEP BENEFIT(2)
-----------------------------                           --------------------                 --------------
Gary C. Granoff, President                                  $225,084(3)                        $24,000

Ellen M. Walker, Vice President and General                 $110,000                           $16,500
Counsel

Lee A. Forlenza, Vice President                              $50,000                            $7,500

Silvia Mullens, Vice President                               $69,889                           $10,483

Margaret Chance, Secretary                                   $81,946                           $12,292

All executive officers as a group (6 persons)               $544,919                           $70,775

----------
(1) Officers' salaries constitute a major portion of Elk's total "management fee compensation," which must be approved by the SBA. The SBA has approved total officer and employee compensation of $648,000 for Elk. This amount includes officers' salaries, other salaries and employee benefits.

(2)  Simplified Employee Pension Plan.

(3)  Does not include $20,000 of reimbursable expenses.

     During the fiscal year ended June 30, 2000, increases in compensation were given to Gary C. Granoff, Ellen M. Walker, Lee A. Forlenza, Silvia Mullens and Margaret Chance.

     Ameritrans has a policy of paying its directors who are not employees fees of $750 for each meeting attended. Non-employee directors are also paid annual fees of $2,000 per year in addition to the fees paid for each meeting attended. Fees and expenses paid to non-affiliated directors were $36,875 for the year ended June 30, 2000.

     No options were granted to any of the Company's named executive officers during fiscal year ended June 30, 2000. On August 31, 1999 the Company granted 22,224 options of the Company's Common Stock to four of the Company's directors, and in January 2000 granted an additional 11,112 to two directors, all at an exercise price of $9.00 per share.

Certain Transactions

     Elk pays legal fees, on a fixed or hourly basis, for loan closing services relating to loans other than New York taxi and radio car loan closings to Granoff, Walker & Forlenza, P.C. ("Granoff, Walker") whose stockholders are officers and directors of Elk and Ameritrans. Such services related to New York taxi and radio car loans are provided by the officers and employees of Elk. Elk paid Granoff, Walker fees during the fiscal year ended June 30, 2000. Elk generally charges its borrowers loan origination fees to generate income to offset the legal fees paid by Elk for loan closing services.

     Ameritrans also rents office space from Granoff, Walker and shares certain office expenses with that firm. For the fiscal year ended June 30, 2000, we paid $39,600 in rent, $59,400 in shared overhead expense, and $28,786 of other reimbursable shared overhead expense.

     During the fiscal year ended June 30, 1998, Granoff, Walker exercised an option in its lease, at our request, and rented an additional 1,800 square feet of office space contiguous with our offices at a below market rent (the "Additional Space"). Until we require the Additional Space, the law firm sublets the Additional Space to outside tenants under short-term arrangements. In the event all or a portion of the Additional Space is vacant, Elk's Board of Directors has agreed to reimburse the law firm for the additional rent due. The estimated maximum amount of rent for which we would be responsible is $58,000 per year, less any sublet rental income received from the outside tenants. At present, the Additional Space is fully occupied, thus requiring no reimbursement payment from us, although some liability under the reimbursement obligation may occur in the future.

                                 PROPOSAL NO. 2
          APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL 2001

     The Board of Directors, including a majority of directors who are not interested persons of the Company, subject to shareholder approval, has selected Marcum & Kliegman, LLP as independent public accountants to be employed by the Company for the fiscal year ending June 30, 2001, to sign or certify such financial statements, or any portions thereof, as may be filed by the Company with the Commission or any other authorities at any time. The employment of such independent public accountants for such purpose is subject to approval by the shareholders at this meeting. No member of Marcum & Kliegman, LLP or any associate thereof has a direct or indirect material financial interest in the Company or any of its affiliates.

     The affirmative vote of a majority of the Common Stock present or represented at the meeting is required to ratify and approve the selection of Marcum & Kliegman, LLP as independent public accountants for the Company for fiscal 2001.

     A representative of Marcum & Kliegman, LLP will be present at the Annual Meeting of Shareholders for the purpose of answering shareholder questions and making any other appropriate statement.

     The Board of Directors of the Company recommends a vote FOR Proposal No. 2.


                                 PROPOSAL NO. 3
                                 OTHER MATTERS

     The Board of Directors does not know of any other matters which may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise to act, in accordance with their judgment on such matters.

     All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone and personal interview.

Deadline for Submission of Shareholder Proposals

     Proposals of shareholders intended to be presented at the 2001 Annual Meeting of Shareholders must be received by the Company at its principal executive offices not later than May 30, 2001 for inclusion in the proxy statement for that meeting. Mere submission of a proposal does not guarantee its inclusion in the Proxy Statement or its presentation at the meeting since certain federal rules must also be met.

Requests for Financial Statements

     The Company will furnish, without charge a copy of its financial statements for the fiscal year ended June 30, 2000 to shareholders who make written request to the Company at 747 Third Avenue, 4th Floor, New York, NY 10017 or call the Company collect at (212) 355-2449.

     The Board of Directors invites shareholders to attend the Annual Meeting. Whether or not you plan to attend, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope. Prompt response will greatly facilitate arrangements for the meeting, and your cooperation will be appreciated. Shareholders who attend the meeting may vote their stock personally even though they have sent in their proxies.

                                              By Order of the Board of Directors


                                              MARGARET CHANCE, Secretary
December 27, 2000

                        PROXY FOR HOLDERS OF COMMON STOCK

                         Ameritrans Capital Corporation

     The undersigned holder of shares of common stock, $.0001 par value ("Common Stock"), of Ameritrans Capital Corporation (the "Company") hereby constitutes and appoints Gary C. Granoff, Ellen M. Walker, and Margaret Chance and each of them, singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters (unless and except as expressly limited below) at the Annual Meeting of Shareholders of the Company to be held on January 31, 2001 at the offices of Stursberg & Veith, 405 Lexington Avenue, Suite 4949, New York, New York at 10:30 a.m., and at any and all adjournments thereof, in respect of all Common Stock of the Company held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies heretofore given by the undersigned in respect of said meeting are hereby revoked.

PROPOSAL 1.    To Elect Directors

               FOR electing all nominees listed (as recommended in the proxy statement) except as marked below _______

               Gary  C.  Granoff,  Ellen  M.  Walker,  Lee A.  Forlenza,  Marvin
               Sabesan, Steven Etra, Paul Creditor, Allen Kaplan, John L. Acierno, John R. Laird and Howard F. Sommer.

               WITHHOLD AUTHORITY to vote for all nominees listed ______________

               (INSTRUCTION: To withhold authority to vote for any individual nominee, write that person's name in the space provided.)

               -----------------------------------------------------------------

PROPOSAL 2.    To ratify and approve the  appointment of Marcum & Kliegman,  LLP as the Company's independent public accountants for the fiscal year ended June 30, 2001.

                      ____FOR               ____AGAINST              ____ABSTAIN

PROPOSAL 3.    Such other matters as may properly come before the meeting.

                      ____FOR               ____AGAINST              ____ABSTAIN

                                    (continued and to be signed on reverse side)

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Specify desired action by checkmarks in the appropriate spaces. The Proxy will be voted as specified. If no specification is made, the Proxy will be voted for the nominees named in the Proxy Statement to represent the holders of Common Stock and in favor of Proposals 2 and 3. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to other matters which properly come before the meeting.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

No. of Shares: ________________________________    Dated: ______________________


_______________________________________________    _____________________________
(Print Name)                                       (Signature of Shareholder)

_______________________________________________    _____________________________
(Print Name)                                       (Signature of Shareholder)



The signature(s) on this Proxy should correspond exactly with the shareholder's name as stencilled hereon. In the case of joint tenancies, co-executors or co-trustees, both should sign. Person(s) signing as Attorney, Executor, Administrator, Trustee or Guardian should provide full title.